Exhibit 99.1


2021

Guaranty
Bancshares, Inc.

ANNUAL SHAREHOLDER MEETING

CERTAIN INFORMATION & DISCLAIMERS

ABOUT GUARANTY BANCSHARES, INC.

Guaranty Bancshares, Inc. ("GNTY", "Guaranty" or the "Company") is a bank holding company, headquartered in Addison, Texas, that conducts banking activities through its wholly-owned subsidiary, Guaranty Bank & Trust, N.A., a national banking association ("Guaranty Bank & Trust" or the "Bank") throughout East Texas, Central Texas, the Houston MSA and the Dallas/Fort Worth MSA. For more information, visit www.gnty.com.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

NON-GAAP FINANCIAL MEASURES

Guaranty reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty's reported results prepared in accordance with GAAP. Please see "Reconciliation of Non-GAAP Measures" at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

FORWARD

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 (the "Securities Act") and 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would" and "outlook," or the negative version of those words or other comparable of a future or forward-looking nature. Annualized, pro forma, project and estimated numbers are used for illustrative purposes only, are not forecast and may not reflect actual results. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, leadership's beliefs and certain assumptions made by our leadership team, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Actual results will be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements. For discussion of these and other risk that may cause actual results to differ from expectation, please refer to "Special Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" contained in the Annual Report on Form 10-K for the year ended December 31, 2020 and the updates to those risk factors set forth in Guaranty's Quarterly Report on Form 10-Q for the three months ended March 31, 2021. If one or more events related to these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Guaranty or persons acting on Guaranty's behalf may issue.

LOOKING BACK ON 2020

- We successfully and safely navigated a global pandemic and despite the challenges and uncertainty during 2020, we had a record year for net core earnings[1] at $40.3 million, compared to $33.3 million in 2019. Net earnings were $27.4 million in 2020, compared to $26.3 million in 2019
- Assisted our small-business customers and our communities through origination of nearly $310 million of Paycheck Protection Program loans to nearly 3,300 borrowers and impacting more than 35,500 jobs.
- We took advantage of attractive prices as bank valuations fell during the uncertainty of the pandemic. We repurchased 658,600 shares, or 5.7% of the Company during 2020.
- We opened a new Deposit Operations Center in Pittsburg, Texas, which added 15,000 square feet of space to accommodate for future growth.
- We remodeled our Technology Center in Mount Pleasant, allowing us to increase capacity by more than 80% for future growth.
- We relocated our main Denton bank to a prominent new location and commenced plans for two new locations in Austin area, Lakeway and Georgetown.
- We made great strides in the expansion of our digital market presence and improved brand awareness, thru early adoption pre-COVID and increased customer acceptance of digital channels during COVID.

(1) Core earnings is a non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included at the end of this presentation.

5 YEAR GROWTH TRENDS

TOTAL ASSETS *(Dollars in millions)*


$1,828
$1,963
$2,267
$2,318
$2,741
2016
2017
2018
2019
2020

TOTAL LOANS[1] *(Dollars in millions)*


$1,246
$1,361
$1,661
$1,709
$1,872
2016
2017
2018
2019
2020

TOTAL DEPOSITS *(Dollars in millions)*


$1,577
$1,676
$1,871
$1,957
$2,286
2016
2017
2018
2019
2020

CORE EARNINGS[2] *(Dollars in millions)*


$20.4
$25.4
$27.5
$33.3
$40.3
2016
2017
2018
2019
2020

[1] *Total loans, including loans held for sale*

[2] *Core earnings defined as pre-tax, pre-provision, pre-PPP effects and pre-securities gain (loss)*

10 YEAR ASSET GROWTH CHART & DATA

LOOKING TO THE

FUTURE



TOTAL ASSETS
(Dollars in thousands)
$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
ENTERED BRYAN/ COLLEGE STATION MARKET
ENTERED DFW METROPLEX MARKET
ENTERED AUSTIN AND FORT WORTH MARKETS
ENTERED GREATER HOUSTON MARKET
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

WHERE WE'RE GROWING

DALLAS/FORT WORTH METROPLEX

- Addison
- Dallas
- Rockwall
- Denton
- Fort Worth
- Royse City

CENTRAL TEXAS

- Austin
- Lakeway
- Bryan
- College Station


WHERE
WE'RE GROWING



HOUSTON

- Conroe
- Houston
- Katy
- Houston Galleria

EAST TEXAS

- Bogata
- Commerce
- Hallsville
- Longview
- Mount Pleasant
- Mount Vernon
- New Boston
- Paris
- Pittsburg
- Sulphur Springs
- Texarkana


2020

BY THE NUMBERS

TANGIBLE BOOK VALUE PER COMMON SHARE[1] GROWTH*


CAGR = 10.9%
12.45
15.28
15.96
17.77
19.74
2016
2017
2018
2019
2020

67.7% 5-Year Increase in TBV per common share

EARNINGS PER SHARE (BASIC) AND DIVIDENDS*


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.23
$0.47
$1.28
$0.48
$1.62
$0.55
$2.05
$0.64
$2.25
$0.70
2016
2017
2018
2019
2020
Earnings Per Share (Basic)
Dividends

* All periods have been adjusted for the 10% stock dividend issued in the first quarter of 2021.

(1) Tangible book value per share is a non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included at the end of this presentation.

SOME PERSPECTIVE

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)	2016	2017	2018	2019	2020
OPERATING RESULTS					
Net interest income	$53,840	$59,630	$68,916	$78,870	**$89,982**
Provision for loan losses	3,640	2,850	2,250	1,250	**13,200**
Non-interest income	13,016	14,279	15,303	16,962	**23,037**
Net realized gain (loss) on securities	82	167	(50)	(22)	**-**
Non-interest expense	46,380	48,832	56,774	62,525	**66,522**
Earnings before provision for income taxes	16,836	22,677	25,195	32,057	**33,297**
Income tax provision	4,715	8,238	4,599	5,778	**5,895**
Net earnings	12,121	14,439	20,596	26,279	**27,402**
Net core earnings [1]	20,394	25,360	27,495	33,329	**40,261**
AT YEAR END					
Total assets	$1,828,336	$1,962,624	$2,266,970	$ 2,318,444	**$2,740,832**
Loans and loans held for sale, net of allowance	1,236,214	1,349,675	1,647,239	1,693,162	**1,837,279**
Investments in securities	346,296	407,056	396,139	368,174	**380,795**
Total deposits	1,576,791	1,676,320	1,871,480	1,956,804	**2,286,390**
Stockholders' equity	141,914	207,345	244,583	261,551	**272,643**
Common shares outstanding	8,752	11,059	11,830	11,547	**10,935**

[1] Core earning is a non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included at the end of this presentation.

FINANCIAL HIGHLIGHTS CONTINUED



Return on Average Total Assets
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.68%
0.76%
0.97%
1.13%
1.07%
2016
2017
2018
2019
2020



Return on Average Stockholders' Equity
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
8.34%
7.78%
9.03%
10.37%
10.39%
2016
2017
2018
2019
2020

LEADING THE WAY
GUARANTY BANCSHARES BOARD OF DIRECTORS

DIVERSE LOAN & DEPOSIT FRANCHISE

Loan Composition[1] ***(in percentages)***



0.8
2.8
23.9
31.8
14.5
1.2
4.2
20.8
Agriculture (0.8)
Farmland (4.2)
Multi-Family Residential (1.2)
Consumer (2.8)
Construction & Development (14.5)
1-4 Family Residential (20.8)
Commercial Real Estate (31.8)
Commercial & Industrial (23.9)

Net Interest Margin	2016	2017	2018	2019	2020
	3.27%	3.38%	3.49%	3.68%	3.74%

Deposit Composition[1] ***(in percentages)***



4.4
16.6
34.1
30.2
14.7
Interest Bearing Demand Deposit (14.7)
Money Market (30.2)
Noninterest Bearing Demand Deposit (34.1)
Certificates of Deposit (16.6)
Savings (4.4)

Cost of Deposits	2016	2017	2018	2019	2020
	0.60%	0.65%	0.96%	1.10%	0.54%

(1) Data as of December 31, 2020

DISCIPLINED CREDIT & RISK CULTURE



NET CHARGE-OFFS TO AVERAGE ASSETS
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
0.11
0.10
0.10
0.17
0.17
0.11
0.15
0.09
0.07
0.12
0.11
0.03
(.02)
0.02
0.21
0.52
0.65
0.68
0.58
0.33
0.24
0.22
0.32
0.27
0.24
0.29
0.18
0.15
0.28
0.6
1.24
1.03
0.82
0.57
0.29
0.21
0.18
0.18
0.23
0.24
0.24
0.2
** Data for Texas and National Peer Banks include those with total assets between $2 and $5 billion as of December 31, 2020.
Guaranty Bank & Trust, N.A.
Texas Peer Banks
National Peer Banks

LOOKING FORWARD - 2021 OUTLOOK

- ✓ More active stock trading and improved valuations
- ✓ Strong projected earnings – on track through Q121
- ✓ M&A environment looks optimistic
- ✓ Loan growth due to economy opening up
- ✓ Texas economy is flourishing – a great place to be
- ✓ Diversified income stream – adding value in:
  - Trust & wealth management
  - Mortgage lending
  - Mortgage warehouse lending
- ✓ Emphasis on technology and digital banking channels



Questions & Answers



RECONCILIATION OF NON-GAAP MEASURES

TANGIBLE BOOK VALUE RECONCILIATION

(DOLLARS IN THOUSANDS)

	AS OF 12/31/2020
Total Shareholders' Equity	**$272,643**
Goodwill	(32,160)
Core Deposit	(2,999)
Tangible Common Equity	**$237,484**
Total Assets	**$2,740,832**
Goodwill	(32,160)
Core Deposit Intangibles	(2,999)
Tangible Assets	**$2,705,673**
Common Shares Outstanding [1]	**12,028,957**
Book Value Per Share	**$22.67**
Tangible Book Value Per Share	**$19.74**

[1] Excludes the dilutive effect, if any, of 32,781 shares of common stock issuable upon exercise of outstanding stock options and adjusted to give effect to the 10% stock dividend issued during the first quarter of 2021.

RECONCILIATION OF NON-GAAP MEASURES

NETCORE EARNINGS RECONCILIATION

(DOLLARS IN THOUSANDS)

As of December 31:		2016		2017		2018		2019		2020
Net Earnings	$	12,121	$	14,439	$	20,596	$	26,279	$	27,402
Provision for loan losses		3,640		2,850		2,250		1,250		13,200
Income tax provision		4,715		8,238		4,599		5,778		5,895
PPP Loans, including fees		-		-		-		-		(6,270)
Net interest expense on PPP-related borrowings		-		-		-		-		34
Net realized (gain) loss on sale of securities		(82)		(167)		50		22		-
Net Core Earnings		$20,394		$25,360		$27,495		$33,329		$40,261

GNTY.COM

Guaranty Bancshares, Inc.